                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                               September 19, 2000


                                Cabot Corporation

             (Exact name of registrant as specified in its charter)


             Delaware                              1-5667                            04-2271897
   (State or other jurisdiction)           (Commission File Number)         (IRS Employer Identification)

         Suite 1300, Two Seaport Lane, Boston, Massachusetts 02210-2019
               (Address of principal executive offices) (Zip Code)

                                 (617) 345-0100
              (Registrant's telephone number, including area code)



                               Page 1 of 63 Pages

                        Exhibit Index Appears at Page 9

Item 2.  Acquisition or Disposition of Assets.

Sale of Liquefied Natural Gas Business

         On September 19, 2000, Cabot Corporation ("Cabot" or "registrant"), through a subsidiary, sold all of the outstanding shares of Cabot LNG Business Trust ("Cabot LNG") to Tractebel, Inc. ("Tractebel"). The agreement of sale was previously reported in Note C to the Consolidated Financial Statements and in the Management's Discussion and Analysis of Financial Condition and Results of Operations in Cabot's Form 10-Q for the quarter ended June 30, 2000. Cabot LNG is engaged in the liquefied natural gas ("LNG") business. The assets of Cabot LNG included the LNG terminal in Everett, Massachusetts, the LNG tanker "Matthew", Cabot's equity interest in the Atlantic LNG liquefaction plant in Trinidad, and all related properties and equipment. The purchase price was $688 million in cash. The price was determined through a bidding process. There is no material relationship between Tractebel and Cabot or any of its affiliates, directors and officers or any associate of any such director or officer. A copy of the registrant's press release dated September 19, 2000 relating to this sale is filed herewith as Exhibit 99.1. A copy of the Stock Purchase and Sale Agreement, dated as of July 13, 2000, by and among Cabot Business Trust, Cabot Corporation, Tractebel, Inc. and Tractebel, S.A. is filed herewith as Exhibit 2 and is made a part hereof. Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

Spin-off of Cabot Microelectronics Corporation Stock

         As previously reported in registrant's Form 8-K dated September 14, 2000, on June 25, 2000 a committee of the Board of Directors of Cabot voted to spin-off its remaining 80.5% equity interest in Cabot Microelectronics Corporation ("CMC") by distributing a special dividend of its equity interest in CMC to Cabot's shareholders of record as of 5:00 p. m., Eastern time, on September 13, 2000. Cabot owned 18,989,744 shares of common stock of CMC on the September 13, 2000 record date. The tax-free distribution took place on September 29, 2000. The basis for the distribution to Cabot's shareholders was approximately 0.280473721 shares of CMC common stock for each share of Cabot common stock owned. Fractional shares were not distributed, but were to be sold and the net proceeds distributed to Cabot shareholders on a pro rata basis. A copy of the registrant's press release dated October 2, 2000 relating to this spin-off is filed herewith as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Pro Forma Financial Information

         1. Unaudited Pro Forma Consolidated Statements of Income of Cabot Corporation for the years ended September 30, 1999, 1998 and 1997.

                                CABOT CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME


The unaudited pro forma consolidated statements of income reflect the consolidated results of operations of Cabot Corporation ("Cabot") after the sale of its Liquefied Natural Gas ("LNG") business and the spin-off of its Cabot Microelectronics Corporation ("CMC") business, as discussed in Item 2 above, as though they had occurred at the beginning of each period presented. The unaudited pro forma consolidated statements of income have been prepared by Cabot based upon the assumptions and adjustments it has deemed appropriate, as described in the accompanying Notes to Unaudited Pro Forma Consolidated Statements of Income.

Pro forma information reflecting the sale of LNG and the spin-off of CMC as of and for the nine months ended June 30, 2000 was presented in Cabot's Form 10-Q for the quarterly period ended June 30, 2000. The unaudited pro forma consolidated statements of income included in this filing restate Cabot's consolidated statements of income for fiscal years 1999, 1998 and 1997 only.

The following unaudited pro forma information may not necessarily reflect the consolidated results of operations of Cabot, which would have actually resulted, had the transactions occurred for the periods indicated. The unaudited pro forma information should be read in conjunction with Cabot's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for the relevant time periods.

                                CABOT CORPORATION

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999
                      (IN MILLIONS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                               PRO FORMA
                                                       HISTORICAL        -----------------------------------------------------
                                                       ----------                     ADJUSTMENTS
                                                         Cabot           ------------------------------------         Cabot
                                                      Corporation        LNG (A)        CMC (A)         Other      Corporation
                                                      -----------        -------        -------         -----      -----------
Revenues:
     Net sales and other operating revenues             $1,695           $(265)          $(96)          $20(B)       $1,354
     Interest and dividend income                            4              --             --            --               4
                                                        ------           -----           ----           ---          ------
          Total revenues                                 1,699            (265)           (96)           20           1,358

Costs and expenses:
     Cost of sales                                       1,213            (248)           (45)           20(B)          940
     Selling & administrative expenses                     208             (13)           (16)            7(C)          186
     Research & technical service                           73              --            (15)           --              58
     Interest expense                                       46              --             --            (7)(D)          39
     Special Items(1)                                       26              --             --            --              26
     Gain on Sale of Equity securities                     (10)             --             --            --             (10)
     Other (income) expense, net                             7              --             (1)           --               6
                                                        ------           -----           ----           ---          ------
          Total costs and expenses                       1,563            (261)           (77)           20           1,245

Income before income taxes                                 136              (4)           (19)           --             113
Provision for income taxes                                 (49)              1              7            --             (41)
Equity in net income of affiliated companies                13              --             --            --              13
Minority interest                                           (3)             --             --            --              (3)
                                                        ------           -----           ----           ---          ------

Income from continuing operations                       $   97           $  (3)          $(12)          $--          $   82

Income from operations of discontinued businesses,
net of income tax                                           --               3             12            --              15
                                                        ------           -----           ----           ---          ------
Net income                                              $   97           $  --           $ --           $--          $   97
                                                        ======           =====           ====           ===          ======

Weighted average common shares outstanding:
     Basic                                                  64                                                           64
     Diluted                                                73                                                           73

Income per common share:
Basic:
     Continuing operations                                1.47                                                         1.24
     Discontinued operations                                --                                                         0.23
                                                        ------                                                      -------
     Net Income                                         $ 1.47                                                      $  1.47
                                                        ======                                                       ======
Diluted
     Continuing operations                                1.31                                                         1.11
     Discontinued operations                                --                                                         0.20
                                                        ------                                                      -------
     Net Income                                         $ 1.31                                                      $  1.31
                                                        ======                                                       ======

(1) Special Items consist of a $16 million charge for severance and termination benefits and a $10 million charge for the retirement of long-lived plant assets. These charges are in connection with Cabot's fiscal 1999 capacity utilization and cost reduction initiatives.

See accompanying Notes to Unaudited Pro Forma Consolidated Statements of Income

                                CABOT CORPORATION

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998
                      (IN MILLIONS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                                   PRO FORMA
                                                       HISTORICAL        ---------------------------------------------------------
                                                      -----------                         ADJUSTMENTS
                                                         Cabot           ----------------------------------------         Cabot
                                                      Corporation        LNG (A)           CMC (A)          Other      Corporation
                                                      -----------        -------           -------          -----      -----------
Revenues:
     Net sales and other operating revenues             $1,644           $(211)            $(57)            $16(B)       $1,392
     Interest and dividend income                            5              -                 -               -               5
                                                        ------           -----             ----             ---          ------
          Total revenues                                 1,649            (211)             (57)             16           1,397

Costs and expenses:
     Cost of sales                                       1,133            (187)             (28)             16(B)          934
     Selling & administrative expenses                     216             (21)             (12)              4(C)          187
     Research & technical service                           80               -              (10)              -              70
     Interest expense                                       42               -                -              (6)(D)          36
     Special Items(1)                                       85               -                -               -              85
     Gain on Sale of Equity securities                    (90)               -                -               -             (90)
     Other (income) expense, net                            15               2               (1)              -              16
                                                        ------           -----             ----             ---          ------
          Total costs and expenses                       1,481            (206)             (51)             14           1,238

Income before income taxes                                 168              (5)              (6)              2             159
Provision for income taxes                                (60)               2                2              (1)            (57)
Equity in net income of affiliated companies                17               -                -               -              17
Minority interest                                          (3)               -                -               -              (3)
                                                        ------           -----             ----             ---          ------

Income from continuing operations                         $122           $  (3)            $ (4)            $ 1            $116

Income from operations of discontinued businesses,
net of income tax                                            -               3                4              (1)              6
                                                        ------           -----             ----             ---          ------
Net income                                                $122           $   -             $  -             $ -          $  122
                                                        ======           =====             ====             ===          ======

Weighted average common shares outstanding:
     Basic                                                  66                                                               66
     Diluted                                                75                                                               75

Income per common share:
Basic:
     Continuing operations                                1.80                                                             1.72
     Discontinued operations                                 -                                                             0.08
                                                        ------                                                           ------
     Net Income                                         $ 1.80                                                           $ 1.80
                                                        ======                                                           ======
Diluted
     Continuing operations                                1.61                                                             1.53
     Discontinued operations                                 -                                                             0.08
                                                        ------                                                           ------
     Net Income                                         $ 1.61                                                           $ 1.61
                                                        ======                                                           ======

(1) Special Items consist of a $60 million impairment loss for the write-down of assets at Cabot's P.T. Continental Carbon Indonesia plant and a $25 million charge related to the write-off of unrecoverable tantalum and capitalized prepaid expenses.

See accompanying Notes to Unaudited Pro Forma Consolidated Statements of Income

                                CABOT CORPORATION

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997
                      (IN MILLIONS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                                  PRO FORMA
                                                        HISTORICAL        --------------------------------------------------------
                                                        ----------                       ADJUSTMENTS
                                                          Cabot           --------------------------------------          Cabot
                                                        Corporation       LNG (A)        CMC (A)           Other       Corporation
                                                        -----------       -------        -------           -----       -----------
Revenues:
     Net sales and other operating revenues               $1,625          $(200)          $(34)            $9(B)         $1,400
     Interest and dividend income                              7              -              -              -                 7
                                                          ------          -----           ----             --            ------
          Total revenues                                   1,632           (200)           (34)             9             1,407

Costs and expenses:
     Cost of sales                                         1,155           (184)           (19)             9(B)            961
     Selling & administrative expenses                       204            (10)            (5)             3(C)            192
     Research & technical service                             80              -             (8)             -                72
     Interest expense                                         43              -              -             (6)(D)            37
     Special Items(1)                                         18              -              -              -                18
     Gain on Sale of Equity securities                         -              -              -              -                 -
     Other (income) expense, net                              15              1             (1)             -                15
                                                          ------          -----           ----             --            ------
          Total costs and expenses                         1,515           (193)           (33)             6             1,295

Income before income taxes                                   117             (7)            (1)             3               112
Provision for income taxes                                   (42)             3              -             (1)              (40)
Equity in net income of affiliated companies                  20              -              -              -                20
Minority interest                                             (2)             -              -              -               (2)
                                                          ------          -----           ----             --            ------
Income from continuing operations                            $93            $(4)          $ (1)            $2               $90
Income from operations of discontinued businesses,
net of income tax                                              -              4              1             (2)                3
Net income                                                   $93            $ -           $  -             $-               $93
                                                          ======          =====           ====             ==            ======


Weighted average common shares outstanding:
     Basic                                                    68                                                             68
     Diluted                                                  77                                                             77

Income per common share:
Basic:
     Continuing operations                                  1.33                                                           1.29
     Discontinued operations                                   -                                                           0.04
                                                          ------                                                         ------
     Net Income                                            $1.33                                                         $ 1.33
                                                          ======                                                         ======
Diluted
     Continuing operations                                  1.19                                                           1.15
     Discontinued operations                                   -                                                           0.04
                                                          ------                                                         ------
     Net Income                                            $1.19                                                         $ 1.19
                                                          ======                                                         ======

(1) Special Items consist of a $10 million charge for asset impairments and a $8 million charge for employee severance costs related to the Chemicals Group and Performance Materials segments.

See accompanying Notes to Unaudited Pro Forma Consolidated Statements of Income

                                CABOT CORPORATION
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

1.  Basis of Presentation

The unaudited pro forma information reflects the consolidated results of operations of Cabot after the sale of LNG and spin-off of CMC and should be read in conjunction with the historical consolidated financial statements of Cabot.

The unaudited pro forma consolidated statements of income assume that the sale of LNG and spin-off of CMC occurred as of October 1 of each fiscal year presented. The statements do not include the gain on the sale of LNG or costs related to the sale.

2.  Adjustments

    A. To remove from Cabot's historical results of continuing operations the results of the LNG and CMC businesses.

    B. To reflect intercompany sales and cost of sales between Cabot and CMC, which were previously eliminated in consolidation.

    C. To eliminate the administrative charges historically allocated to LNG and CMC.

    D. To record the interest expense allocated to LNG and CMC, in accordance with Accounting Principles Board Opinion No. 30.









(b) Exhibits

    2. Stock Purchase and Sale Agreement, dated as of July 13, 2000, by and among Cabot Business Trust, Cabot Corporation, Tractebel, Inc. and Tractebel, S.A. (Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request.)

    27.      Financial Data Schedules.

    99.1 Press release, dated September 19, 2000, announcing the completion of the sale of the LNG business.

    99.2 Press release, dated October 2, 2000, announcing the completion of the spin-off of common stock of Cabot
             Microelectronics Corporation.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CABOT CORPORATION



                                              By: /s/ ROBERT L. CULVER
                                                  -----------------------------
                                                  Robert L. Culver
                                                  Executive Vice President and
                                                  Chief Financial Officer


Date: October 2, 2000

                                INDEX TO EXHIBITS

Exhibit
Number        Title                                                        Page
------        -----                                                        ----

2.            Stock Purchase and Sale Agreement, dated as of
              July 13, 2000, by and among Cabot Business Trust,
              Cabot Corporation, Tractebel, Inc. and Tractebel,
              S.A. A copy of any omitted schedule will be furnished supplementally to the Commission upon request.

27.           Financial Data Schedules.

99.1 Press release, dated September 19, 2000, announcing the completion of the sale of the LNG business.

99.2 Press release, dated October 2, 2000, announcing the completion of the spin-off of common stock of Cabot Microelectronics Corporation.